Non-Plan Option

                                 NONTRANSFERABLE
                       NONQUALIFIED STOCK OPTION AGREEMENT

                                       for

                                 Errol de Souza
                       -----------------------------------

     THIS AGREEMENT (this "Agreement"), dated as of September 9, 2002, is by and between SYNAPTIC PHARMACEUTICAL CORPORATION, a Delaware corporation (the "Company"), and Errol de Souza (the "Optionee," which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

                              W I T N E S S E T H:

     WHEREAS, the Company and the Optionee are parties to an Employment Agreement dated as of September 9, 2002 (the "Employment Agreement");

     WHEREAS, the Employment Agreement provides for the grant of an option to acquire 750,000 shares of the Company's common stock on the terms provided herein, such option not be granted under, or subject to the terms of, the Synaptic Pharmaceutical Corporation 1996 Incentive Plan;

     WHEREAS, the Company, acting through the Compensation Committee (the "Committee") of its Board of Directors (the "Board"), effective September 9, 2002 (the "Start Date"), granted to the Optionee an option to purchase up to an aggregate of 750,000 shares of Common Stock, $0.01 par value, of the Company (the "Common Stock"), at the price of $5.75 per share, such option to be for the term and upon the terms and conditions hereinafter stated.

     NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

     1. Option; Option Price. Pursuant to said action of the Committee, the Company has granted to the Optionee the option (the "Option") to purchase, upon and subject to the terms and conditions of this Agreement, 750,000 shares (the "Option Shares") of Common Stock of the Company at the price of $5.75 per share (the "Option Price"), which Option is not intended to qualify for Federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Term. The term (the "Option Term") of the Option shall commence on the Start Date and expire on the tenth anniversary of the Start Date, unless the Option shall theretofore have been terminated in accordance with the terms hereof.

     3. Exercisability; Time of Exercise.

     (a) General. Unless accelerated in the discretion of the Committee or as otherwise provided herein, the Option shall vest and become exercisable as to 1/48th of the Option Shares each month, commencing on the one-month anniversary of the Start Date, so that the Option shall be vested and exercisable as to all of the Option Shares on the 48-month anniversary of the Start Date. The Option shall remain exercisable as to all shares as to which is becomes vested and exercisable until the expiration of the Option Term, unless it is terminated earlier as provided in any of the other paragraphs of this Section 3 or Section 6 .

     (b) Termination for Cause. If the Optionee shall cease to be an employee of the Company as the result of a Termination for Cause (as defined in the Employment Agreement), the Option shall automatically terminate on, and the Optionee shall have no further right to exercise the Option on or after, the date as of which notice of such termination is given to the Optionee by the Company. As used in this Agreement, the term "Cause" has the meaning given to such term in the Employment Agreement.

     (c) Termination Without Cause; Resignation for Good Reason. If the Optionee's employment with the Company terminates and such termination constitutes a Termination Without Cause (as defined in the Employment Agreement) or a Resignation for Good Reason (as defined in the Employment Agreement), the vesting of the Option shall accelerate so that, as of the date of such termination, the Option shall be exercisable for the Option Shares, if any, for which it has become exercisable pursuant to paragraph (a) of this Section 3 as of the date of such termination plus an additional 24/48ths of the Option Shares (up to the total number of Option Shares). The Option shall in any event terminate upon, and the Optionee shall have no further right to exercise the Option after, the earlier of (i) the expiration of the Option Term and (ii) 30 days after the date of such a termination.

     (d) Voluntary Termination. If the Optionee terminates his employment with the Company by a Voluntary Termination (as defined in the Employment Agreement), the Option shall be exercisable for the Option Shares, if any, for which it has become exercisable pursuant to paragraph (a) of this Section 3 as of the date the Optionee gives notice of such termination. The Option shall in any event terminate upon and the Optionee shall have no further right to exercise the Option after, the earlier of (i) the expiration of the Option Term and (ii) 30 days after the date the Optionee gives notice of such termination.

     (e) Disability Termination. If the Optionee's employment with the Company terminates and such termination constitutes a Disability Termination (as defined in the Employment Agreement), the vesting of the Option shall accelerate so that, as of the date of such termination, the Option shall be exercisable for the Option Shares, if any, for which it has become exercisable pursuant to paragraph (a) of this Section 3 as of the date of such termination plus an additional 12/48ths of the Option Shares (up to the total number of Option Shares). The Option shall in any event terminate upon, and the Optionee shall have no further right to exercise the Option after, the earlier of (i) the expiration of the Option Term and (ii) 180 days after the date of such a termination. For purposes of this Agreement, the term "Disability" has the meaning given to the term "Employee's Disability" in the Employment Agreement.

     (f) Termination as a Result of Death. If the Optionee's employment with the Company terminates as a result of the Optionee's death, the Option shall, as of the date of such termination, be exercisable by the beneficiary designated by the Optionee for such purpose (the "Designated Beneficiary") or, if the Designated Beneficiary shall predecease the Optionee, by the personal representatives, heirs or legatees of the Optionee, and the vesting of the Option shall accelerate so that, as of the date of such termination, the Option shall be exercisable for the Option Shares, if any, for which it has become exercisable pursuant to paragraph (a) of this Section 3 as of the date of such termination plus an additional 12/48ths of the Option Shares (up to the total number of Option Shares). The Option shall in any event terminate upon, and the Optionee (and the Designated Beneficiary) shall have no further right to exercise the Option after, the earlier of (i) the expiration of the Option Term and (ii) one year after the date of the Optionee's death.

     (g) Death Following Disability. In the event of the Optionee's death within 180 days following a Disability Termination (as defined in the Employment
Agreement), the Option shall thereafter be exercisable by the Optionee's Designated Beneficiary or personal representatives, heirs or legatees, to the extent, if any, which it shall have vested and become exercisable pursuant to paragraphs (a) and (e) of this Section 3 for a period of one (1) year following the date of death but in no event later than the expiration of the Option Term.

     4. Procedure for Exercise. (a) The Option may be exercised, from time to time, in whole or in part (but for the purchase of whole shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Company, which Notice shall:

     (i) state that the Optionee elects to exercise the Option under this Agreement;

     (ii) state the number of shares with respect to which the Optionee is exercising the Option (the "Acquired Shares");

     (iii) include any representations of the Optionee required under Section 7(b) hereof;

     (iv)  state the method of  payment  for the  Acquired  Shares  pursuant  to
Section 4(b);

     (v) in the event that the Option shall be exercised by any person other than the Optionee pursuant to Sections 3 and 8, include appropriate proof of the right of such person to exercise the Option; and

     (vi) state the date upon which the Optionee desires to consummate the purchase of the Acquired Shares (which date must be prior to the termination of such Option).

     (b) Payment of the Option Price for the Acquired Shares shall, unless otherwise provided by the Committee, be made (i) in cash or by personal or certified check, or (ii) by delivery of shares of the Company's Common Stock owned by the Optionee for more than six months prior to the date of exercise having a value equal to the aggregate Option Price of the Acquired Shares, with such delivered shares to be valued at the closing sale price of the Company's Common Stock on the Nasdaq National Market on the date of exercise (provided that, if the Company's Common Stock does not trade on the Nasdaq National Market at such time, the value thereof shall be determined by the Committee in a manner it deems appropriate).

     5. No Rights as a Stockholder. The Optionee shall not have any privileges of a stockholder with respect to any Option Shares until the date a stock certificate representing such Option Shares is issued to the Optionee.

     6. Adjustments.

     (a) Stock Dividends, Splits, Subdivisions or Combinations. Subject to the other provisions of this Section 6, if, at any time while the Option is outstanding, the Common Stock is changed by reason of dividends payable in Common Stock or splits, subdivisions or combinations of shares of Common Stock, then the number of shares of Common Stock deliverable upon the exercise thereafter of the Option shall be increased or decreased proportionately, as the case may be, without change in the aggregate Option Price.

     (b) Cash Mergers. Upon the occurrence of a merger on consolidation of the Company with another corporation in a transaction in which the stockholders of the Company receive cash consideration in exchange for their shares of capital stock of the Company (a "cash merger"), the Option shall automatically terminate; provided, however, that the Optionee shall be given (i) written notice of such cash merger at least 20 days prior to its proposed effective date (as specified in such notice) and (ii) an opportunity, during the period commencing with delivery of such notice and ending ten (10) days prior to such proposed effective date, to exercise the Option in full as to all of the Option Shares, whether or not then vested.

     (c) Assumption or Substitution of Options. Notwithstanding anything contained herein to the contrary, Section 6(b) shall not be applicable if provision shall be made in connection with such cash merger for the assumption of the Option by, or the substitution for the Option of a new option covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option price of shares subject to such option.

     (d) Corporate Transactions. Notwithstanding anything contained herein to the contrary, upon the occurrence of (i) a merger or consolidation of the Company with another corporation in a transaction (other than a cash merger) in which the Company shall not survive or in which the Company is the survivor but its capital stock is exchanged for stock, securities, or property of another entity or (ii) a sale of all or substantially all of the assets of the Company (any transaction described in clause (i) or (ii) being referred to herein as a "corporate transaction"), provision shall be made in connection with such corporate transaction for the assumption of the Option by, or the substitution for the Option of a new option covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option price of shares subject to such option.

     (e) Termination Following a Change of Control. Notwithstanding anything contained herein to the contrary, in the event the Optionee's employment with the Company or the person which is the surviving, successor or purchasing corporation, is terminated at any time following any Change of Control (as defined in the Employment Agreement) and such termination constitutes a Termination Without Cause (as defined in the Employment Agreement) or a Resignation for Good Reason (as defined in the Employment Agreement), the Option shall become exercisable in full as to all Option Shares, whether or not vested, as of the date of such termination, and the Optionee shall have the right to exercise the Option as to any or all of such shares until the earlier of (i) the expiration of the Option Term and (ii) the 90th day following the date of such termination, at which time the Option shall terminate.

     7. Additional Provisions Related to Exercise. (a) The Option shall be exercisable only on such date or dates and during such period and for such number of shares of Common Stock as are set forth in this Agreement.

     (b) To exercise the Option, the Optionee shall follow the procedures set forth in Section 4 hereof. Upon the exercise of the Option as a time when there is not in effect a registration statement under the Securities Act of 1933, as amended, relating to the shares of Common Stock issuable upon exercise of the Option, the Optionee shall provide the Company with such representations and warranties as may be required by the Committee to the effect that the Acquired Shares are being acquired for investment and not with a view to the distribution thereof. Anything contained herein to the contrary notwithstanding, in the event the Board shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the Option Shares upon a securities exchange or under any state or Federal law, or the consent or approval or any government or regulatory body, is necessary or desirable as a condition of or in connection with the exercise of the Option, the Option may not be exercised, in whole or in part, unless and until such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     (c) The Option shall not be affected by any change of duties or position of the Optionee (including transfer to or from a subsidiary), so long as the Optionee continues to be an employee of the Company or one of its subsidiaries. Nothing in the Option granted hereunder shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or its subsidiaries or the stockholders of the Company, as the case may be, to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

     8. Restriction on Transfer. The Option may not be transferred, pledged, assigned, hypothecated (whether by operation of law or otherwise), sold or otherwise disposed of in any way by the Optionee, except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the applicable period specified in Section 3, by the Optionee's Designated Beneficiary or, if the Designated beneficiary predeceases the Optionee, by the personal representatives, heirs or legatees to the full extent to which the Option was exercisable by the Optionee at the time of the Optionee's death as provided herein. The Option shall not be subject to execution, attachment or similar process. Any attempted transfer, pledge, assignment, hypothecation, sale or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     9. Restrictive Legends. In order to reflect certain restrictions on disposition of the shares acquired upon exercise of the Option (the "Restricted Shares"), all stock certificates representing the Restricted Shares issued shall have affixed thereto any legends determined by the Company to be appropriate.

     10. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered or sent by telecopier, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Optionee, to:

                           Errol de Souza
                           c/o Synaptic Pharmaceutical Corporation
                           215 College Road
                           Paramus, New Jersey 07652

                  with a copy to:

                           Claude E. Johnston
                           Managing Partner
                           Pearl Meyer & Partners
                           445 Park Avenue
                           New York, NY 10022-2606

                  if to the Corporation, to:

                           Synaptic Pharmaceutical Corporation
                           215 College Road
                           Paramus, New Jersey 07652
                           Attention: President Telecopier: 201-261-0623

                  With a copy to:

                           Robert Murray, Esq.
                           Baker Botts L.L.P.
                           30 Rockefeller Plaza
                           New York, NY 10112

                           Stephen W. Skonieczny, Esq.
                           Dechert
                           30 Rockefeller Plaza
                           New York, NY 10112

     or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, sent by telecopier or sent by nationally-recognized overnight courier and (ii) on the third Business Day (as hereinafter defined) following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

     11. No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     12. Optionee Undertaking. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgement deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

     13. Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement.

     14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without giving effect to principles of conflicts of laws.

     15.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     16. Withholding. The Company shall have the right to require the Optionee or his beneficiaries or legal representatives, including without limitation the Designated Representative, to remit to the Company an amount sufficient to satisfy Federal, state and local withholding tax requirements, or deduct from all payments under this Agreement, amounts sufficient to satisfy any withholding tax requirements. Whenever payments, if any, are to be made to the Optionee under this Agreement in cash, such payments shall be net of any amounts sufficient to satisfy all withholding tax requirements.

     17. Interpretation. The Committee shall have sole discretionary authority to interpret the terms of this Agreement, to administer this Agreement and to make any factual determinations which it believes to be necessary or desirable for the administration of this Agreement. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding on the Optionee.

     18. Entire Agreement. This Agreement and the Employment Agreement (the provisions of which related to stock options are hereby incorporated herein by reference) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto. In the event of any inconsistency between the terms of this Agreement and the terms of the Employment Agreement, the terms of the Employment Agreement shall control.





                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     SYNAPTIC PHARMACEUTICAL CORPORATION




                                     By:/s/ Jonathan Leff
                                        ---------------------------------
                                     Name:
                                     Title:




                                     OPTIONEE

                                     /s/ Errol B. De Souza
                                     ------------------------------------
                                         Errol de Souza